REVENUE (Tables)	12 Months Ended
Dec. 31, 2012
REVENUE [Abstract]
Net method and gross method revenue
The table below provides the breakdown of revenues recorded as per the net method and the gross method.
Voyage Revenues All figures in USD '000	2012	2011	2010
Net pool spot market earnings, cooperative arrangements	77,287	76,618	119,598
Gross pool spot market earnings, Orion Tankers pool	36,339	–	–
Gross spot market earnings, through spot charters	17,056	18,169	–
Bareboat revenues	–	–	6,818
Total Voyage Revenues	130,682	94,787	126,416